FIRST FUNDS

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Cash Reserve Portfolio

SUPPLEMENT DATED MAY 5, 2003
TO THE PROSPECTUS

DATED OCTOBER 28, 2002

The following information supplements and should be read in conjunction with the information provided in the Portfolios’ prospectus dated October 28, 2002.

Effective March 14, 2003, the Trustees voluntarily agreed to waive the 12b-1 fees applicable to Class B shares of the Cash Reserve Portfolio to 0.75%.  Because this waiver is voluntary, it may be removed at any time.